                             LETTER OF TRANSMITTAL


                               TO TENDER SHARES
                              OF COMMON STOCK OF


                                @POS.COM, INC.


                       PURSUANT TO THE OFFER TO PURCHASE
                           DATED AUGUST 19, 2002 BY
                           SYMBOL ACQUISITION CORP.
                         A WHOLLY-OWNED SUBSIDIARY OF
                           SYMBOL TECHNOLOGIES, INC.

+------------------------------------------------------------------------------+
| THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY |
|       TIME, ON MONDAY, SEPTEMBER 16, 2002, UNLESS THE OFFER IS EXTENDED.     |
+------------------------------------------------------------------------------+


                        The Depositary for the offer is:

                         U.S. STOCK TRANSFER CORPORATION


                      By Mail, Hand or Overnight Delivery:
                         U.S. Stock Transfer Corporation
                               1745 Gardena Avenue
                           Glendale, California 91204
                         Attn: Reorganization Department


                                  By Facsimile:
                        (For Eligible Institutions Only)
                                 (818) 502-1737



                           For Confirmation Telephone:
                                 (818) 502-1404

                                ----------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE COPY NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of Shares (as such term is defined in the Offer to Purchase) (such holders of Shares, collectively, the "Holders"), if certificates for Shares are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer into the account of U.S. Stock Transfer Corporation, as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC"), in each case pursuant to the procedures set forth in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase. Holders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Holders".

     Any holders who desire to tender Shares and whose certificate(s) evidencing such Shares (the "Certificates") are not immediately available, or who cannot comply with the procedures for book-entry transfer described in the Offer to Purchase on a timely basis, may nevertheless tender such Shares by following the procedures for guaranteed delivery set forth in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.



+---------------------------------------------------------------------------------------------------------------------------------+
|                                                 DESCRIPTION OF SHARES TENDERED                                                  |
+---------------------------------------------------------------------------------------------------------------------------------+
|     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)              |                                                              |
|                                                                  |                         SHARES TENDERED                      |
|(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON THE    |                                                              |
|  CERTIFICATE(S) OR ON THE SECURITY POSITION LISTING)             |               (ATTACH  ADDITIONAL LIST IF NECESSARY)         |
+------------------------------------------------------------------+--------------+---------------------+-------------------------+
|                                                                  |              |  TOTAL NUMBER OF    |                         |
|                                                                  | CERTIFICATE  |  SHARES EVIDENCED   |     NUMBER OF SHARES    |
|                                                                  |  NUMBER(S)*  |  BY CERTIFICATE(S)* |       TENDERED**        |
|                                                                  +--------------+---------------------+-------------------------+
|                                                                  |              |                     |                         |
|                                                                  +--------------+---------------------+-------------------------+
|                                                                  |              |                     |                         |
|                                                                  +--------------+---------------------+-------------------------+
|                                                                  |              |                     |                         |
|                                                                  +--------------+---------------------+-------------------------+
|                                                                  |   TOAL SHARES TENDERED                                       |
+---------------------------------------------------------------------------------------------------------------------------------+
|  *    Need not be completed by Book-Entry Holders.                                                                              |
|                                                                                                                                 |
|  **   Unless otherwise indicated, it will be assumed that all Shares evidenced by any Certificate(s)                            |
|       delivered to the Depositary are being tendered. See Instruction 4.                                                        |
+---------------------------------------------------------------------------------------------------------------------------------+




                              BOOK-ENTRY TRANSFER
                              (SEE INSTRUCTION 2)
+------------------------------------------------------------------------------+
|  [ ] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER TO AN    |
|      ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER       |
|      FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY|
|      TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):           |
|                                                                              |
|      Name(s) of Tendering                                                    |
|      Institution(s):________________________________________________________ |
|                                                                              |
|      Account Number:________________________________________________________ |
|                                                                              |
|      Transaction Code Number:_______________________________________________ |
|                                                                              |
+------------------------------------------------------------------------------+


                           PRIOR GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

+------------------------------------------------------------------------------+
| [ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF          |
|     GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE   |
|     FOLLOWING:                                                               |
|                                                                              |
|     Name(s) of Registered Holder(s):_______________________________________  |
|                                                                              |
|     Window Ticket Number (if any):_________________________________________  |
|                                                                              |
|     Date of Execution of Notice of Guaranteed Delivery:____________________  |
|                                                                              |
|     Name of Institution which Guaranteed Delivery:_________________________  |
|                                                                              |
|     Account Number (if delivered by Book-Entry Transfer):__________________  |
|                                                                              |
|     Transaction Code Number:_______________________________________________  |
+------------------------------------------------------------------------------+


+------------------------------------------------------------------------------+
| [ ] CHECK HERE IF TENDER IS BEING MADE IN RESPECT OF LOST, MUTILATED OR      |
|     DESTROYED CERTIFICATES. SEE INSTRUCTION 9.                               |
+------------------------------------------------------------------------------+

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW


              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Symbol Acquisition Corp. (the "Purchaser"), a Delaware corporation, and a wholly-owned subsidiary of Symbol Technologies, Inc., a Delaware corporation ("Parent"), the above-described Shares of @pos.com, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 12, 2002 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as they may be amended and supplemented from time to time, together constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to assign to any other direct or indirect wholly-owned subsidiary of Parent the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but the undersigned further understands that any such assignment will not relieve the Purchaser of its obligations under the Offer and the Merger Agreement (as hereinafter defined) and that any such assignment will in no way prejudice the rights of tendering Holders to receive payment for the Shares validly tendered (and not withdrawn) and accepted for payment pursuant to the Offer. This Offer is being made pursuant to the Agreement and Plan of Merger, dated as of August 12, 2002 (as amended from time to time, the "Merger Agreement"), by and among Parent, the Purchaser and the Company.

     Subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions, rights or other securities issued or issuable in respect of such Shares on or after August 19, 2002 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Certificates and all Distributions and transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together with all accompanying evidences of transfers and authenticity, to or upon the order of the Purchaser, (b) present such Shares and all Distributions for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer as set forth in the Offer to Purchase.

     The undersigned hereby irrevocably appoints each designee of the Purchaser as such attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote the Shares as described below in such manner as each such attorney-in-fact and proxy (or any substitute thereof) shall deem proper in its sole discretion, and to otherwise act (including pursuant to written consent) to the full extent of the undersigned's rights with respect to the Shares and all Distributions tendered hereby and accepted for payment by the Purchaser prior to the time of such vote or action. All such proxies shall be considered coupled with an interest in the tendered Shares and shall be irrevocable and are granted in consideration of, and are effective upon, the acceptance for payment of such Shares and all Distributions in accordance with the terms of the Offer. Such acceptance for payment by the Purchaser shall revoke, without further action, any other proxy or power of attorney granted by the undersigned at any time with respect to such Shares and all Distributions and no subsequent proxies or powers of attorney will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The designees of the Purchaser will, with respect to the Shares for which the appointment is effective, be empowered to exercise all voting and other rights as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of the Company's stockholders, by written consent or otherwise, and the Purchaser reserves the right to require that, in order for Shares or any Distributions to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise all rights (including, without limitation, all voting rights) with respect to such Shares and receive all Distributions.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and all Distributions tendered hereby and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and all Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be, subject to applicable law, entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in Section 4--"Withdrawal Rights" of the Offer to Purchase, the tender of the Shares and related Distributions hereby made is irrevocable.

     The undersigned understands that tenders of the Shares pursuant to any of the procedures described in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer. Without limiting the generality of the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Merger Agreement, the price to be paid to the undersigned will be amended. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any Certificates not tendered or not accepted for payment in the name(s) of the registered Holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any Certificates not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered Holder(s) appearing under "Description of Shares Tendered". In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Certificates not so tendered or accepted for payment in the name of, and deliver said check and/or return such Certificates to, the person or persons so indicated. Unless otherwise indicated under Special Payment Instructions, please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                         SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

 To be completed ONLY if Certificate(s) that are not tendered or that are not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

 [ ]  Issue check and Certificate(s) to:

      Name:_____________________________________________________________________
                                PLEASE TYPE OR PRINT


      Address:__________________________________________________________________


      __________________________________________________________________________

                                (INCLUDE ZIP CODE)



      __________________________________________________________________________

                 * (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

 [ ] Credit Shares tendered by book-entry transfer that are not accepted for payment to the Book-Entry Transfer Facility account designated below.

      (DTC Account No.)________________________________________________________


     * Signature Guarantee required
================================================================================



                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

 To be completed ONLY if Certificate(s) that are not tendered or that are not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

 Mail check and Certificate(s) to:______________________________________________

 Name:__________________________________________________________________________

 Please Type or Print Address:__________________________________________________

 _______________________________________________________________________________

 _______________________________________________________________________________
                                  (INCLUDE ZIP CODE)

 _______________________________________________________________________________

                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                  (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)


________________________________________________________________________________

                                   IMPORTANT
                              HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 1 AND 5)
            (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

     Signature(s) of Holder(s):________________________________________________
     Date:____________, 2002


 (Must be signed by registered Holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered Holder(s) by Certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officers of corporations or other person(s) acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)


 Name(s):______________________________________________________________________
                                (PLEASE PRINT)


 Capacity (Full Title):________________________________________________________

 Address:______________________________________________________________________

 ______________________________________________________________________________
                              (INCLUDE ZIP CODE)



  _____________________________________________________________________________
                     (DAYTIME AREA CODE AND TELEPHONE NO.)




  _____________________________________________________________________________
                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)




 GUARANTEE OF SIGNATURE(S)
 (SEE INSTRUCTIONS 1 AND 5)


 Authorized Signature:_________________________________________________________

 Name:_________________________________________________________________________
                            (PLEASE TYPE OR PRINT)



 Title:________________________________________________________________________

 Name of Firm:_________________________________________________________________

 Address:______________________________________________________________________

 ______________________________________________________________________________
                              (INCLUDE ZIP CODE)



 Area Code and Telephone Number:_______________________________________________
 Date:________________, 2002

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered herewith and such Holder(s) has not completed the box entitled either "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase).

     Holders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3--"Procedures for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) Certificates, as well as a Letter of Transmittal (or copy thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message (as defined in the Offer to Purchase), and all other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery.

     If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or copy thereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE SHARES, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED IN THE OFFER TO PURCHASE)). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering Holders, by execution of this Letter of Transmittal (or a copy hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided under "Description of Shares Tendered" is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a separate schedule and attached hereto.

     4. PARTIAL TENDERS (Applicable to Certificate Holders Only; Not Applicable to Shares Which are Tendered by Book-Entry Transfer). If fewer than all the Shares evidenced by any Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Certificate(s) evidencing the remainder of the Shares that were evidenced by Certificate(s) delivered to the Depositary will be sent to the person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of the Shares.

     If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and evidence satisfactory to the Depositary and the Purchaser of such person's authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered Holder(s) of the Shares transmitted hereby, no endorsements of Certificate(s) or separate stock powers are required unless payment is to be made to, or Certificate(s) evidencing the Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered Holder(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Shares tendered hereby, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered Holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares accepted for payment is to be made to or, in the circumstances permitted hereby, if Certificate(s) for the Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder, or if tendered Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such person) payable on account of the transfer to such person will be deducted from the purchase price for such Shares if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price is to be issued in the name of, and/or Certificates for the Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the signer of this Letter of Transmittal or if a check and/or such Certificates for Shares are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. A Book-Entry Holder may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Holder may designate under "Special Payment Instructions". If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent at the address set forth on the back cover of the Offer to Purchase or from your broker, dealer, commercial bank or trust company.

     9. LOST, MUTILATED OR DESTROYED CERTIFICATES. If any Certificates have been lost, mutilated or destroyed, the Holder should promptly notify the Depositary by checking the appropriate box on this Letter of Transmittal and indicating the number of Shares lost. The Holder will then be instructed as to the procedure to be followed in order to replace the relevant Certificates. This Letter of Transmittal and related documents will not be processed until the procedures for replacing lost, mutilated or destroyed Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A COPY HEREOF, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.


                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a tendering Holder may be subject to backup withholding tax at a rate of 30% with respect to payments by the Depositary pursuant to the Offer unless such Holder: (i) is a corporation or other exempt recipient and, if required, establishes its exemption from backup withholding; (ii) provides its correct taxpayer identification number ("TIN") and certifies that the TIN provided is correct (or that such Holder is awaiting a TIN); or (iii) certifies that it is not currently subject to backup withholding or certifies as to its non-United States status. If such Holder is an individual, the TIN is his or her social security number. Completion of a Substitute Form W-9, in the case of a U.S. Holder, provided in this Letter of Transmittal, should be used for this purpose. Failure to provide such Holder's TIN on the Substitute Form W-9, if applicable, may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service ("IRS") and payments that are made to such tendering Holder with respect to Common Stock surrendered pursuant to the Offer may be subject to backup withholding (see below). More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. The box in part 3 of the Substitute Form W-9 may be checked if the tendering Holder (or other payee) is required to submit a Substitute Form W-9 and has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the tendering Holder must also complete the attached Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part 3 is so checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 30% on all such payments of the Offer Price until a TIN is provided to the Depositary. A tendering Holder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Depository with his or her TIN as soon as it is received. In order for a foreign Holder to qualify as an exempt recipient, that Holder should submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Depositary. Tendering Holders are urged to consult their own tax advisers to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies to a tendering Holder, the Depository is required to withhold 30% of any payments made to such Holder pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the IRS. The Depositary cannot refund amounts withheld by reason of backup withholding.

                     PAYOR'S NAME:

+---------------------------+--------------------------------------------------------------+-------------------------------------+
|SUBSTITUTE                 | PART 1 -- PLEASE PROVIDE YOUR NAME AND TIN IN THE            |                                     |
|FORM W-9                   | BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING               |                                     |
|Department of the Treasury | BELOW.                                                       | ___________________________________ |
|Internal Revenue Service   |                                                              |           Name                      |
|                           |                                                              |                                     |
+                           +--------------------------------------------------------------+                                     |
|                           |                                                              | ___________________________________ |
|Payor's Request for        | PART 2 Certification -- Under penalty of perjury, I certify  |    Social Security Number           |
|Taxpayer                   | that:                                                        |                                     |
|Identification             | (1) The number shown on this form is my correct Tax-         |                                     |
|Number (TIN)               |     payer Identification Number (or I am waiting for a       |                                     |
|                           |     number to be issued to me), and                          |              OR                     |
|                           | (2) I am not subject to backup withholding because (a) I     |                                     |
|Number (TIN)               |     am exempt from backup withholding, or (b) I have not     |                                     |
|                           |     been notified by the Internal Revenue Service (the       | ___________________________________ |
|                           |     "IRS") that I am subject to backup withholding as a      |    Employer Identification Number   |
|                           |     result of a failure to report all interest or dividends, |                                     |
|                           |     or (c) the IRS has notified me that I am no longer       |                                     |
|                           |     subject to backup withholding, and                       |                                     |
|                           | (3) I am a U.S. person (including a U.S. resident alien).    | ___________________________________ |
|                           |                                                              | PART 3--                            |
|                           |                                                              |                                     |
|                           |                                                              |                                     |
|                           |                                                              |          [ ]   Awaiting TIN         |
|                           |                                                              |                                     |
|                           |                                                              |                                     |
|                           +--------------------------------------------------------------+-------------------------------------+
|                           | CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been                     |
|                           | notified by the IRS that you are currently subject to backup withholding because of under-         |
|                           | reporting interest or dividends on your tax return. However, if after being notified by the        |
|                           | IRS that you were subject to backup withholding you received another notification from             |
|                           | the IRS that you are no longer subject to backup withholding, do not cross out such item           |
|                           | (2).                                                                                               |
|                           +----------------------------------------------------------------------------------------------------+
|                           | The Internal Revenue Service does not require your consent to any provision of this                |
|                           | document other than the certifications required to avoid backup withholding.                       |
|                           |                                                                                                    |
|                           | Signature ________________________________________________________________________________________ |
|  SIGN HERE                |                                                                                                    |
|                           | Date______________________________________________________________________________________________ |
|                           |                                                                                                    |
+---------------------------+----------------------------------------------------------------------------------------------------+


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                  SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                           THE SUBSTITUTE FORM W-9.


+------------------------------------------------------------------------------+
|             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER           |
|                                                                              |
| I certify under penalties of perjury that a taxpayer identification | | number has not been issued to me, and either (1) I have mailed or delivered |
|  an application to receive a taxpayer identification number to the           |
|  appropriate Internal Revenue Service Center or Social Security              |
|  Administration Office, or (2) I intend to mail or deliver an application in |
|  the near future. I understand that if I do not provide a taxpayer           |
|  identification number by the time of payment, up to 30% of all reportable   |
|  payments made to me will be withheld.                                       |
|                                                                              |
|                                                                              |
|  Signature______________________________  Date_______________________, 20__  |
+------------------------------------------------------------------------------+

     Questions and requests for assistance may be directed to the Information Agent at the address and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.



                    The Information Agent for the Offer is:


                               [GRAPHIC OMITTED]

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.



                          17 State Street, 10th Floor
                           New York, New York 10004


                          Banks and Brokerage Firms:
                                (212) 440-9800


                          All Others Call Toll Free:
                                (800) 249-1014